UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-23360

(Investment Company Act file number)

Broadstone Real Estate Access Fund

(Exact name of registrant as specified in charter)

800 Clinton Square

Rochester, New York 14604

(Address of principal executive offices) (Zip code)

(585) 287-6500

(Registrant's telephone number)

Richard J. Byrne

Benefit Street Partners L.L.C.

Chief Executive Officer

9 West 57th Street, Suite 4920

New York, New York 10019

(212) 588-6770

(Name and Address of Agent for Service)

Date of fiscal year end:  September 30

Date of reporting period:   October 1, 2019- December 31, 2019

Item 1. Schedule of Investments.

Broadstone Real Estate Access Fund

Consolidated Schedule of Investments

December 31, 2019 (Unaudited)

	Shares	Value (Note 2)
PRIVATE REAL ESTATE SECURITIES (58.46%)
CBRE U.S. Core Partners, LP(a)	3,342,469	$4,855,720
Clarion Lion Properties Fund(a)	2,648	4,103,441
PA MAC FUND, LP(b)	N/A	1,762,675
Sentinel Real Estate Fund, LP(a)	46	4,127,463
TCM CRE Credit Fund, LP(a)	11,480	11,502,462
USAA US Government Building Open-End Feeder, LP(b)	N/A	5,090,889
Voya Commercial Mortgage Lending Fund, LP(b)	N/A	1,022,683
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $31,553,984)		32,465,333

PUBLIC EQUITY REAL ESTATE SECURITIES (57.00%)(c)
Acadia Realty Trust	14,530	376,763
Agree Realty Corp.	10,800	757,836
American Assets Trust, Inc.	10,600	486,540
AvalonBay Communities, Inc.	2,900	608,130
Boston Properties, Inc.	9,500	1,309,670
Camden Property Trust	11,400	1,209,540
CyrusOne, Inc.	14,500	948,735
DiamondRock Hospitality Co.	67,780	751,002
Duke Realty Corp.	37,500	1,300,125
Equinix, Inc.	1,800	1,050,660
Equity LifeStyle Properties, Inc.	10,900	767,251
Equity Residential	15,200	1,229,984
Extra Space Storage, Inc.	8,600	908,332
Federal Realty Investment Trust	3,869	498,056
Four Corners Property Trust, Inc.	22,407	631,653
Healthpeak Properties, Inc.	40,200	1,385,694
Highwoods Properties, Inc.	13,000	635,830
Hudson Pacific Properties, Inc.	22,200	835,830
InterXion Holding NV(d)	1,500	125,715
Invitation Homes, Inc.	35,800	1,072,926
Liberty Property Trust	10,000	600,500
Life Storage, Inc.	6,100	660,508
Mid-America Apartment Communities, Inc.	7,800	1,028,508
New Senior Investment Group, Inc.	28,100	214,965
Pebblebrook Hotel Trust	33,100	887,411
Physicians Realty Trust	41,540	786,768
Prologis, Inc.	27,400	2,442,437
QTS Realty Trust, Inc., Class A	13,000	705,510
Realty Income Corp.	18,200	1,340,066
Retail Properties of America, Inc., Class A	2,886	38,672
Simon Property Group, Inc.	9,900	1,474,704
SITE Centers Corp.	25,444	356,725
SL Green Realty Corp.	9,000	826,920
Ventas, Inc.	12,100	698,654
VICI Properties, Inc.	34,800	889,140
Weingarten Realty Investors	11,324	353,762

	Shares	Value (Note 2)
PUBLIC EQUITY REAL ESTATE SECURITIES (continued)
Welltower, Inc.	17,900	$1,463,862
TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $31,600,529)		31,659,384

SHORT TERM INVESTMENTS (2.32%)
Fidelity Government Portfolio, Class I, 1.494%(e) (Cost $1,290,079)	1,290,079	1,290,079
TOTAL SHORT TERM INVESTMENTS (Cost $1,290,079)		1,290,079

TOTAL INVESTMENTS (117.78%) (Cost $64,444,592)		$65,414,796

Liabilities In Excess Of Other Assets (-17.78%)		(9,874,860)

NET ASSETS (100.00%)		$55,539,936

(a)	Security is unitized.
(b)	Investment represents a non-public partnership interest and is not unitized.
(c)	Securities are segregated as collateral for the Line of Credit as of December 31, 2019.
(d)	Non-Income Producing Security.
(e)	Money market fund; interest rate reflects seven-day yield as of December 31, 2019.

Common Abbreviations
LP	-	Limited Partnership.

WRITTEN OPTION CONTRACTS

	Expiration Date	Exercise Price	Contracts	Premiums Received	Notional Value	Value
WRITTEN CALL OPTIONS
Extra Space Storage, Inc.	02/24/2020	$105.00	(69)	$10,899	$(728,778)	$(22,579)
InterXion Holding NV	01/17/2020	85.00	(15)	1,019	(125,715)	(1,950)
Invitation Homes, Inc.	01/17/2020	30.00	(146)	2,622	(437,562)	(5,475)
Invitation Homes, Inc.	01/21/2020	31.50	(140)	3,074	(419,580)	(521)
Prologis, Inc.	01/17/2020	90.00	(110)	9,126	(980,540)	(10,450)
Prologis, Inc.	02/21/2020	95.00	(110)	7,476	(980,540)	(9,350)
Simon Property Group, Inc.	01/17/2020	150.00	(79)	9,939	(1,176,784)	(16,077)

Total Written Call Options				$44,155		$(66,402)

Additional information on investments in Private Real Estate Securities:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2019
$4,855,720	CBRE U.S. Core Partners, LP	Quarterly	60	$2,000,000
4,103,441	Clarion Lion Properties Fund	Quarterly	90	-
4,127,463	Sentinel Real Estate Fund, LP	Quarterly	N/A*	-
11,502,462	TCM CRE Credit Fund, LP	Quarterly	90	-
5,090,889	USAA US Government Building Open-End Feeder, LP	Quarterly	60	-
1,762,675	PA MAC FUND, LP**	N/A	N/A*	5,000,000
-	Clarion Lion Industrial Trust	Quarterly	90	4,000,000
1,022,683	Voya Commercial Mortgage Lending Fund, LP***	Quarterly	90	9,000,000
$32,465,333				$20,000,000

*	Written notice required for redemption, no minimum timeline required.
**	Capital call is expected to take place March 2021.
***	Redemption policy applies after two year lock out period.

See Notes to Quarterly Consolidated Schedule of Investments.

Broadstone Real Estate Access Fund

Notes to Quarterly Consolidated Schedule of Investments

December 31, 2019 (Unaudited)

1. ORGANIZATION

Broadstone Real Estate Access Fund (together with its consolidated subsidiary, the “Fund”) was organized as a Delaware statutory trust on May 25, 2018 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (the“1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund with a continuous offering of Fund shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment adviser is Broadstone Asset Management, LLC (the “Adviser”). The Fund’s investment objective is to seek to generate a return comprised of both current income and long-term capital appreciation with low-to-moderate volatility and low correlation to the broader markets. The Fund intends to pursue its investment objective by strategically investing across Public Real Estate Equities, Private Real Estate Funds, and Direct Real Estate Transactions.

The Fund currently offers Class W and Class I shares. Class W and Class I shares commenced operations on October 5, 2018 and are offered at NAV. Prior to that the Fund had no operations other than matters relating to its organization. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing shareholder service plan charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder servicing plan. The Fund’s income, expenses (other than class specific shareholder servicing fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. Significant accounting policies

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Principles of Consolidation – The financial statements include the accounts and operations of the Fund and its consolidated subsidiary, which is wholly owned by the Fund. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates – The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Securities Valuation – Investments in securities are valued at fair value as determined by the Valuation Committee of the Adviser (the “Valuation Committee”), pursuant to delegation from the Fund’s Board of Trustees (the “Board”). Investments in securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee, using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair value methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve, and credit quality.

In making its determination of fair value, the Valuation Committee may retain and rely upon valuations obtained from independent valuation firms; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.

Valuation of Private Real Estate Investment Trusts – The Fund may invest a portion of its assets in Private Real Estate Investment Trusts (each, a “Private REIT”). The Private REITs measure their investment assets at fair value, and report a NAV on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. As of December 31, 2019, all of the Fund’s investments in Private REITs were valued at their respective sponsor issued NAVs and have not been classified in the fair value hierarchy.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access on the measurement date and on an on-going basis

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 - Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following tables summarize the valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2019:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$32,465,333
Public Equity Real Estate Securities	31,659,384	–	–	31,659,384
Short Term Investments	1,290,079	–	–	1,290,079
Total	$32,949,463	$–	$–	$65,414,796

Other Financial Instruments
Liabilities
Written Call Options	$(43,302)	$(23,100)	$–	$(66,402)
Total	$(43,302)	$(23,100)	$–	$(66,402)

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

For the three month period ended December 31, 2019, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Unfunded Commitments – Typically, when the Fund invests in a Private REIT, the Fund makes a commitment to invest a specified amount of capital in the applicable Private REIT. The capital commitment may be drawn by the general partner of the Private REIT either all at once or through a series of capital calls at the discretion of the general partner. Thus, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private REIT that has not yet been called by the general partner of the Private REIT. Unfunded commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a credit facility which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private REIT, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. Fund management recognizes these risks as potentially detrimental to the overall strategy and so has structured its current agreements around capital commitments in such a way so as to mitigate these risks. As of December 31, 2019, the Fund had total unfunded commitments in the amount of $20,000,000.

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-date and interest income is recorded on the accrual basis.

Real Estate Industry Concentration – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of December 31, 2019, the Fund had 115.46% of the value of its net assets invested within the real estate industry.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

3. Derivative transactions

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Fund, as writer of an option, might be exposed to other risks, such as being required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may economically offset its position by purchasing an option on the same security or commodity with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option the Fund would liquidate the position by selling the option previously purchased.

The Fund also uses Flexible Exchange-Traded Options (“FLEX Options”), which are customized equity or index option contracts that trade on an exchange that provide the writer of the purchaser with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options are valued by a third-party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

4. line of credit

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for the purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 1 month LIBOR plus 95 basis points at the time of borrowing. As of December 31, 2019, the Fund had $8,339,113 of outstanding borrowings with an average interest rate of 2.79%.

During the three month period ended December 31, 2019, the Fund incurred $78,448 of interest expense related to the borrowings. As collateral security for the revolving line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of December 31, 2019, the Fund had $31,659,384 in securities pledged as collateral for the line of credit.

5. subsequent events

On February 7, 2020 the Fund entered into an Investment Advisory Agreement with Benefit Street Partners, L.L.C. (“BSP”). BSP is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is organized as a Delaware limited liability company. BSP is a leading credit-focused alternative asset management firm established in 2008 with approximately $27 billion in assets under management as of December 31, 2019. BSP is a wholly owned subsidiary of Franklin Resources, Inc., that, together with its various subsidiaries, operates as Franklin Templeton. BSP is headquartered in New York City and manages funds for institutions, high-net-worth and retail investors across various strategies including: private/opportunistic debt, liquid loans, high yield, special situations and commercial real estate debt. Prior to February 7, 2020, Broadstone Asset Management L.L.C.  was the investment adviser to the Fund.

Item 2. Controls and Procedures.

(a)	The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonable likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Broadstone Real Estate Access Fund

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer
(Principal Executive Officer)
Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard J. Byrne
Richard J. Byrne, Chief Executive Officer
(Principal Executive Officer)
Date:	February 28, 2020

By:	/s/ Jerome S. Baglien
Jerome S. Baglien, Chief Financial Officer
(Principal Financial Officer)
Date:	February 28, 2020